UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

NB Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14103	52-2063921
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

65 East 55th Street, New York, New York	10022
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 212-632-8697

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 7.01. Regulation FD Disclosure

On September 30, 2008, the registrant issued a press release announcing that the previously announced redemption of all of its outstanding 8.35% Non-Cumulative Exchangeable Preferred Stock, Series A and all of its outstanding Depositary Shares, each of which represents one-fortieth of a share of Series A Preferred Stock has been completed. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NB Capital Corporation

Date: September 30, 2008	By:	/s/ Jean Dagenais
Name: Jean Dagenais Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated September 30, 2008.